UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2003


                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                        1-6686                13-1024020
           --------                        ------                ----------
State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


1271 Avenue of the Americas, New York, New York                      10020
-----------------------------------------------                      ------
    (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (212) 399-8000

                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                      INDEX
                                                                           Page

      Item 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE................3
      Item 7.      FINANCIAL STATEMENTS AND EXHIBITS........................4

SIGNATURES.................................................................10

Item 5.  Other Events and Regulation FD Disclosure.

(a) Sale of NFO.

         On May 14, 2003, The Interpublic Group of Companies, Inc. (the "Company") entered into a definitive agreement for the sale of NFO WorldGroup, Inc. ("NFO") to Taylor Nelson Sofres ("TNS") in return for $400 million in cash and 11,688,218 ordinary shares of TNS (which, as of June 16, 2003 had an aggregate market value of approximately $33.6 million). The Company has agreed, subject to specified conditions, to hold half of the TNS shares until at least December 2003 and the remainder until at least March 2004. TNS will pay the Company an additional $10 million in cash approximately one year following the closing of this divestiture contingent on the market price per TNS ordinary share continuing to exceed 146 pence (equivalent to approximately $2.50 at current exchange rates) during a specified averaging period one year from closing. The portion of the consideration consisting of ordinary shares of TNS will be admitted for trading on the London Stock Exchange. The conditions to the consummation of this divestiture include approval by a special meeting of the shareholders of TNS, disbursement of acquisition financing to TNS and receipt of regulatory clearances in the United States and abroad. The Company expects to consummate the transaction in the summer of 2003. As a result of this divestiture, the Company expects to realize a pre-tax gain of approximately $100 million. If this transaction were not to close as a result of either the failure of the shareholders of TNS to approve the transaction or the failure of TNS to obtain acquisition financing, then TNS would generally be required to pay a $4.25 million termination fee to the Company. The descriptions of this divestiture transaction in this document are qualified in their entirety by reference to the Share Purchase Agreement, dated as of May 14, 2003, which is attached hereto as Exhibit 2.1.

         Based on circumstances surrounding the decision to divest NFO, it has been determined that the assets and liabilities of NFO should be classified in the Company's March 31, 2003 balance sheet as assets and liabilities held for sale in accordance with SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". As a result of the agreement referred to above, the results of NFO will be treated as discontinued operations in the second quarter of 2003. For 2002, the revenues and net income of NFO were $466.1 million and $31.5 million, respectively. For the first quarter of 2003, the revenues and net income of NFO were $117.3 million and $2.6 million, respectively.

         Included in assets held for sale as of March 31, 2003 are accounts receivable of $81.4 million, prepaid expenses and other current assets of $52.7 million, net fixed assets of $46.9 million, intangible assets of $214.1 million and other assets of $19.5 million. Included in liabilities held for sale as of March 31, 2003 are accounts payable of $21.7 million, accrued expenses of $73.8 million, and other liabilities of $25.6 million.


(b) Legal Proceedings Update.

         As previously disclosed, a consolidated federal securities purported class action and two state securities purported class actions arising out of the recent restatements of the Company's financial statements are among several lawsuits currently pending against the Company. Also as previously disclosed, on April 15, 2003, on plaintiffs' motion, the latter two suits were remanded to Illinois state court by the United States District Court for the Northern District of Illinois, to which they had previously been removed. Furthermore, on May 29, 2003, the United States District Court for the Southern District of New York denied the Company's motion to dismiss the complaint in the consolidated federal securities purported class action. The Company intends to defend these actions vigorously. However, as with all litigation, these proceedings contain elements of uncertainty and the final resolution of these actions could have a material impact on the Company's financial position, cash flows or results of operations.

Item 7. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

         The following unaudited pro forma financial information assumes the divestiture of NFO to TNS in accordance with the definitive agreements signed May 14, 2003 by the Company and TNS. The following unaudited pro forma balance sheet as of March 31, 2003 is based on the historical financial statements of the Company as of March 31, 2003 after giving effect to the divestiture transaction as if it had occurred on March 31, 2003. The following unaudited pro forma statements of income for the three months ended March 31, 2003 and the fiscal years ended December 31, 2002, 2001 and 2000 are based on the historical financial statements of the Company for such periods after giving effect to the divestiture transaction as if it had occurred on January 1, 2000. You should read the information presented below in conjunction with the financial statements and the notes to the financial statements of the Company included in the Company's annual report on Form 10-K for the year ended December 31, 2002 and the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2003. The unaudited pro forma information below helps to illustrate the financial characteristics of the divestiture under one set of assumptions, but does not attempt to predict or suggest future results. Moreover, the unaudited pro forma information does not attempt to show what the financial condition or results of operations of the Company would have been if the divestiture transaction had occurred at March 31, 2003 or at the commencement of the periods indicated below.

         Unaudited pro forma condensed consolidated statements of operations for the periods ended December 31, 2002, 2001 and 2000 and March 31, 2003 are as follows:

          THE INTERPUBLIC GROUP OF COMPANIES, INC. AND ITS SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (Amounts in Millions, Except Per Share Amounts)
                                   (Unaudited)

                                                                          YEAR ENDED DECEMBER 31, 2002
                                                                      Historical          NFO    Pro forma

REVENUE                                                                $6,203.6        $466.1     $5,737.5
                                                                       --------        ------     --------

OPERATING EXPENSES:
   Salaries and related expenses                                        3,549.0         199.0      3,350.0
   Office and general expenses                                          2,096.6         216.2      1,880.4
   Amortization of intangible assets                                       13.0           4.1          8.9
   Restructuring and other merger-related costs                            12.1             -         12.1
   Long-lived asset impairment and other charges                          127.1             -        127.1
                                                                      ---------         -----     --------
        Total operating expenses                                        5,797.8         419.3      5,378.5
                                                                       --------        ------     --------

OPERATING INCOME                                                          405.8          46.8        359.0
                                                                       --------        ------     --------
OTHER INCOME (EXPENSE):
   Interest expense                                                      (145.6)            -       (145.6)
   Interest income                                                         29.8             -         29.8
   Other income                                                            15.1           7.2          7.9
   Investment impairment                                                  (39.7)            -        (39.7)
                                                                       --------        ------     --------
        Total other income (expense)                                     (140.4)          7.2       (147.6)
                                                                       --------        ------     --------


INCOME BEFORE PROVISION FOR INCOME TAXES                                  265.4          54.0        211.4

     Provision for income taxes                                           140.3          22.4        117.9
                                                                       --------        ------     --------

INCOME OF CONSOLIDATED COMPANIES                                          125.1          31.6         93.5

   Income applicable to minority interests                                (31.3)         (0.8)       (30.5)
   Equity in net income (loss) of unconsolidated affiliates                 5.7           0.7          5.0
                                                                       --------        ------     --------

INCOME OF CONSOLIDATED COMPANIES FROM CONTINUING OPERATIONS               $99.5         $31.5        $68.0
                                                                       ========        ======     ========

Earnings per share (basic and diluted):
   Continuing operations                                                  $0.26         $0.08        $0.18

Weighted average shares:
   Basic                                                                  376.1             -        376.1
   Diluted                                                                381.3             -        381.3

Cash dividends per share                                                  $0.38             -        $0.38



          THE INTERPUBLIC GROUP OF COMPANIES, INC. AND ITS SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (Amounts in Millions, Except Per Share Amounts)
                                   (Unaudited)

                                                                         YEAR ENDED  DECEMBER 31, 2001
                                                                     Historical           NFO    Pro forma

REVENUE                                                                $6,791.2        $438.5     $6,352.7
                                                                       --------        ------     --------

OPERATING EXPENSES:
   Salaries and related expenses                                        3,809.2         188.3      3,620.9
   Office and general expenses                                          2,103.8         207.7      1,896.1
   Amortization of intangible assets                                      173.1           8.5        164.6
   Restructuring and other merger-related costs                           645.6          11.1        634.5
   Long-lived asset impairment and other charges                          303.1             -        303.1
                                                                       --------        ------     --------

        Total operating expenses                                        7,034.8         415.6      6,619.2
                                                                       --------        ------     --------
OPERATING INCOME (LOSS)                                                  (243.6)         22.9       (266.5)
                                                                       --------        ------     --------

OTHER INCOME (EXPENSE):
   Interest expense                                                      (164.6)            -       (164.6)
   Interest income                                                         41.8             -         41.8
   Other income                                                            13.7             -         13.7
   Investment impairment                                                 (210.8)            -       (210.8)
                                                                       --------        ------     --------
        Total other income (expense)                                     (319.9)            -       (319.9)
                                                                       --------        ------     --------

INCOME (LOSS) BEFORE PROVISION FOR (BENEFIT OF) INCOME TAXES             (563.5)         22.9       (586.4)

     Provision for (benefit of) income taxes                              (55.3)         10.8        (66.1)
                                                                       --------        ------     --------

INCOME (LOSS) OF CONSOLIDATED COMPANIES                                 (508.2)          12.1       (520.3)

     Income applicable to minority interests                              (30.3)         (0.9)       (29.4)
     Equity in net income (loss) of unconsolidated affiliates               4.0           4.4         (0.4)
                                                                       --------        ------     --------

INCOME (LOSS) OF CONSOLIDATED COMPANIES FROM CONTINUING OPERATIONS      $(534.5)        $15.6      $(550.1)
                                                                       ========        ======     ========

Earnings per share (basic and diluted):
     Continuing Operations                                               $(1.45)        $0.04       $(1.49)

Weighted average shares (basic and diluted):                              369.0             -        369.0

Cash dividends per share                                                  $0.38             -        $0.38


          THE INTERPUBLIC GROUP OF COMPANIES, INC. AND ITS SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (Amounts in Millions, Except Per Share Amounts)
                                   (Unaudited)

                                                                         YEAR ENDED  DECEMBER 31, 2000
                                                                     Historical           NFO    Pro forma

REVENUE                                                                $7,182.7        $454.2     $6,728.5
                                                                       --------        ------     --------

OPERATING EXPENSES:
   Salaries and related expenses                                        4,056.4         210.7      3,845.7
   Office and general expenses                                          1,986.6         204.0      1,782.6
   Amortization of intangible assets                                      144.4           8.4        136.0
   Restructuring and other merger-related costs                           177.7          18.6        159.1
                                                                       --------        ------     --------

        Total operating expenses                                        6,365.1         441.7      5,923.4
                                                                       --------        ------     --------

OPERATING INCOME                                                          817.6          12.5        805.1
                                                                       --------        ------     --------

OTHER INCOME (EXPENSE):
   Interest expense                                                      (126.3)            -       (126.3)
   Interest income                                                         57.5             -         57.5
   Other income                                                            42.6             -         42.6
                                                                       --------        ------     --------
        Total other income (expense)                                      (26.2)            -        (26.2)
                                                                       --------        ------     --------

INCOME BEFORE PROVISION FOR INCOME TAXES                                  791.4          12.5        778.9

     Provision for income taxes                                           340.2           8.1        332.1
                                                                       --------        ------     --------

INCOME OF CONSOLIDATED COMPANIES                                          451.2           4.4        446.8

     Income applicable to minority interests                              (42.8)         (0.6)       (42.2)
     Equity in net income (loss) of unconsolidated affiliates             (15.6)          2.6        (18.2)
                                                                       --------        ------     --------

INCOME OF CONSOLIDATED COMPANIES FROM CONTINUING OPERATIONS              $392.8          $6.4       $386.4
                                                                       ========        ======     ========
Earnings per share:
     Basic continuing operations                                          $1.09         $0.02        $1.07
     Diluted continuing operations                                        $1.06         $0.02        $1.04

Weighted average shares:
     Basic                                                                359.6             -        359.6
     Diluted                                                              370.6             -        370.6

Cash dividends per share                                                  $0.37             -        $0.37


          THE INTERPUBLIC GROUP OF COMPANIES, INC. AND ITS SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (Amounts in Millions, Except Per Share Amounts)
                                   (Unaudited)

                                                                         QUARTER  ENDED MARCH 31, 2003
                                                                    Historical           NFO      Pro forma

REVENUE                                                                $1,433.0        $117.3     $1,315.7
                                                                       --------        ------     --------

OPERATING EXPENSES:
     Salaries and related expenses                                        908.2          53.5        854.7
     Office and general expenses                                          484.4          58.5        425.9
     Amortization of intangible assets                                      4.2           1.0          3.2
     Long-lived asset impairment                                           11.1             -         11.1
                                                                       --------        ------     --------
         Total operating expenses                                       1,407.9         113.0      1,294.9
                                                                       --------        ------     --------

OPERATING INCOME                                                           25.1           4.3         20.8
                                                                       --------        ------     --------

OTHER INCOME (EXPENSE):
     Interest expense                                                     (38.8)            -        (38.8)
     Interest income                                                        7.9             -          7.9
     Other income (expense)                                                (0.2)            -         (0.2)
     Investment impairment                                                 (2.7)            -         (2.7)
                                                                       --------        ------     --------
         Total other income (expense)                                     (33.8)            -        (33.8)
                                                                       --------        ------     --------

INCOME (LOSS) BEFORE PROVISION FOR (BENEFIT OF)  INCOME TAXES              (8.7)          4.3        (13.0)

     Provision for (benefit of) income taxes                               (3.8)          1.8         (5.6)
                                                                       --------        ------     --------

INCOME (LOSS) OF CONSOLIDATED COMPANIES                                    (4.9)          2.5         (7.4)

     Income applicable to minority interests                               (0.8)         (0.2)        (0.6)
     Equity in net income (loss) of unconsolidated affiliates              (2.9)          0.3         (3.2)
                                                                       --------        ------     --------

INCOME (LOSS) OF CONSOLIDATED COMPANIES FROM CONTINUING OPERATIONS        $(8.6)         $2.6       $(11.2)
                                                                       ========        ======     ========

Earnings (loss) per share (basic and diluted):
     Continuing operations                                               $(0.02)        $0.01       $(0.03)

Weighted average shares (basic and diluted):                              381.8             -        381.8

Cash dividends per share                                                      -             -            -


         The unaudited pro forma condensed consolidated balance sheet as of March 31, 2003 is as follows:

          THE INTERPUBLIC GROUP OF COMPANIES, INC. AND ITS SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              (Amounts in Millions)
                                   (Unaudited)

                                                                           Adjustments
                                                    -------------------------------------------------------
                                                                                                Elimination
                                                                                                 of Assets
                                                                                                    and
                                                                                    Cash and    Liabilities
                                                      Transaction                     Debt       "Held for
                                                         Costs           Tax       Elimination     Sale"
                                                                     Adjustments      (Note        (Note
                                          Historical     (Note 2)     (Note 3(i))     3(ii))       3(iii))     Pro forma
                                          ----------     --------     -----------     ------       -------     ---------

CURRENT ASSETS:
Cash and cash equivalents                    $1,188.2        -            -            $(16.1)        -        $1,172.1
Account receivables, net                      4,254.1        -            -               -           -         4,254.1
Other current assets                          1,277.0        -            2.1             -        (414.6)        864.5
                                            ----------   ---------     --------        -------    --------    ---------
Total current assets                          6,719.3        -            2.1           (16.1)     (414.6)      6,290.7

TOTAL FIXED ASSETS                              727.5        -            -               -           -           727.5

OTHER ASSETS:
Other assets                                  1,209.2        -            -               -           -         1,209.2
Intangible assets, net                        3,307.1        -            -               -           -         3,307.1
                                            ----------   ---------     --------        -------    --------    ---------

Total other assets                            4,516.3        -            -               -           -         4,516.3
                                            ----------   ---------     --------        -------    --------    ---------
TOTAL ASSETS                                $11,963.1        -         $  2.1          $(16.1)    $(414.6)    $11,534.5
                                            ==========   =========     ========        =======    ========    =========



CURRENT LIABILITIES:
Accounts payable                              4,677.4        -            -               -           -         4,677.4
Accrued expenses                              1,017.4      $17.0          -               -           -         1,034.4
Accrued income taxes                              3.4        -           (1.1)            -           -             2.3
Loans payable                                    80.1        -            -              (7.8)        -            72.3
Zero-coupon convertible senior notes            582.5        -            -               -           -           582.5
Liabilities held for sale                       121.1        -            -               -        (121.1)          -
                                            ----------   ---------     --------        -------    --------    ---------

Total current liabilities                     6,481.9       17.0         (1.1)           (7.8)     (121.1)      6,368.9

TOTAL NON-CURRENT LIABILITIES                 3,329.7        -            9.6             -           -         3,339.3

TOTAL NET ASSETS                              2,151.5      (17.0)        (6.4)           (8.3)     (293.5)      1,826.3
                                            ----------   ---------     --------        -------    --------    ---------

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                      $11,963.1        -           $2.1          $(16.1)    $(414.6)    $11,534.5
                                            ==========   =========     ========        =======    ========    =========

          Notes to Unaudited Pro Forma Condensed Financial Information

1.       Basis of Presentation

        The accompanying financial statements have been presented to show the impact of classifying the results of NFO as a discontinued operation. For purposes of presentation, the statements of operations of NFO have been adjusted to remove various intercompany charges, including those for interest, and the balance sheet has been adjusted as discussed in Note 3 below.

2.       Transaction

         As noted above, the expected proceeds to be received include cash of $400 million, 11,688,218 shares in TNS (which, as of June 16, 2003 had an aggregate market value of approximately $33.6 million) and an additional $10 million in cash approximately one year after the closing of the transaction contingent on the market price per TNS ordinary share continuing to exceed 146 pence (equivalent to approximately $2.50 at current exchange rates) during a specified averaging period one year from closing. Based on consideration to be received (excluding the contingent consideration), and after taking into account transaction costs and expenses, the Company expects to realize a pre-tax gain of approximately $100 million on completion of the transaction. The transaction is expected to close during the summer of 2003.

         The Company estimates that transaction costs (including fees payable to the Company's financial advisors and bonuses payable to certain members of NFO management) will approximate $17 million.

3.       Balance Sheet Adjustments

         The balance sheet presented as historical reflects the balance sheet filed by the Company in its Form 10-Q for the three months ended March 31, 2003. Adjustments have been made as follows:

          (i) To adjust balance sheet accounts (principally related to taxes) to reflect balances that would relate to NFO on a "stand alone" basis;

          (ii) To eliminate cash and debt balances that will be retained by TNS; and

          (iii) To eliminate all assets and liabilities of NFO that are "held for sale."

(c)  Exhibits.

         Exhibit 2.1: Stock Purchase Agreement by and between TNS and the Company dated as of May 14, 2003, is attached hereto as Exhibit 2.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        The Interpublic Group of Companies, Inc.
                                        Registrant
June 18, 2003
Date
                                        By: /s/ Nicholas J. Camera
                                        ----------------------------------------
                                        Nicholas J. Camera
                                        Senior Vice President,
                                        General Counsel and Secretary